Retirement-Related Benefits	12 Months Ended
Dec. 31, 2011
Retirement-Related Benefits
Retirement-Related Benefits

Note S.

Retirement-Related Benefits

Description of Plans

IBM sponsors defined benefit pension plans and defined contribution plans that cover substantially all regular employees, a supplemental retention plan that covers certain U.S. executives and nonpension postretirement benefit plans primarily consisting of retiree medical and dental benefits for eligible retirees and dependents.

U.S. Plans

Defined Benefit Pension Plans

IBM Personal Pension Plan

IBM provides U.S. regular, full-time and part-time employees hired prior to January 1, 2005 with noncontributory defined benefit pension benefits via the IBM Personal Pension Plan. Prior to 2008, the IBM Personal Pension Plan consisted of a tax qualified (qualified) plan and a non-tax qualified (nonqualified) plan. Effective January 1, 2008, the nonqualified plan was renamed the Excess Personal Pension Plan (Excess PPP) and the qualified plan is now referred to as the  Qualified PPP. The combined plan is now referred to as the PPP.  The Qualified PPP is funded by company contributions to an  irrevocable trust fund, which is held for the sole benefit of participants  and beneficiaries. The Excess PPP, which is unfunded, provides  benefits in excess of IRS limitations for qualified plans.

Benefits provided to the PPP participants are calculated using  benefit formulas that vary based on the participant. The first method  uses a five-year, final pay formula that determines benefits based  on salary, years of service, mortality and other participant-specific  factors. The second method is a cash balance formula that calculates  benefits using a percentage of employees’ annual salary, as well as  an interest crediting rate.

Benefit accruals under the IBM Personal Pension Plan ceased December 31, 2007 for all participants.

U.S. Supplemental Executive Retention Plan

The company also sponsors a nonqualified U.S. Supplemental  Executive Retention Plan (Retention Plan). The Retention Plan, which  is unfunded, provides benefits to eligible U.S. executives based on  average earnings, years of service and age at termination of employment.

Benefit accruals under the Retention Plan ceased December 31, 2007 for all participants.

Defined Contribution Plans

IBM 401(k) Plus Plan

U.S. regular, full-time and part-time employees are eligible to  participate in the IBM 401(k) Plus Plan, which is a qualified defined  contribution plan under section 401(k) of the Internal Revenue Code.  Effective January 1, 2008, under the IBM 401(k) Plus Plan, eligible  employees receive a dollar-for-dollar match of their contributions  up to 6 percent of eligible compensation for those hired prior to  January 1, 2005, and up to 5 percent of eligible compensation for  those hired on or after January 1, 2005. In addition, eligible employees  receive automatic contributions from the company equal to 1, 2 or  4 percent of eligible compensation based on their eligibility to  participate in the PPP as of December 31, 2007. Employees receive  automatic contributions and matching contributions after the  completion of one year of service. Further, through June 30, 2009,  IBM contributed transition credits to eligible participants’ 401(k) Plus  Plan accounts. The amount of the transition credits was based on a  participant’s age and service as of June 30, 1999.

The company’s matching contributions vest immediately and  participants are always fully vested in their own contributions. All contributions, including the company match, are made in cash and  invested in accordance with participants’ investment elections. There are no minimum amounts that must be invested in company stock, and there are no restrictions on transferring amounts out of company stock to another investment choice, other than excessive trading rules applicable to such investments.

IBM Excess 401(k) Plus Plan

Effective January 1, 2008, the company replaced the IBM Executive  Deferred Compensation Plan, an unfunded, nonqualified, defined  contribution plan, with the IBM Excess 401(k) Plus Plan (Excess  401(k)), an unfunded, nonqualified defined contribution plan. Employees  who are eligible to participate in the 401(k) Plus Plan and whose  eligible compensation is expected to exceed the IRS compensation  limit for qualified plans are eligible to participate in the Excess 401(k).  The purpose of the Excess 401(k) is to provide benefits that would be  provided under the qualified IBM 401(k) Plus Plan if the compensation  limits did not apply.

Amounts deferred into the Excess 401(k) are record-keeping (notional) accounts and are not held in trust for the participants.  Participants in the Excess 401(k) may invest their notional accounts  in investments which mirror the primary investment options available  under the 401(k) Plus Plan. Participants in the Excess 401(k) are  also eligible to receive company match and automatic contributions  on eligible compensation deferred into the Excess 401(k) and on  compensation earned in excess of the Internal Revenue Code  pay limit once they have completed one year of service. Through  June 30, 2009, eligible participants also received transition credits.  Amounts deferred into the Excess 401(k), including company  contributions are recorded as liabilities in the Consolidated Statement  of Financial Position.

Nonpension Postretirement Benefit Plan

U.S. Nonpension Postretirement Plan

The company sponsors a defined benefit nonpension postretirement  benefit plan that provides medical and dental benefits to eligible U.S.  retirees and eligible dependents, as well as life insurance for eligible  U.S. retirees. Effective July 1, 1999, the company established a Future  Health Account (FHA) for employees who were more than five years  from retirement eligibility. Employees who were within five years of  retirement eligibility are covered under the company’s prior retiree  health benefits arrangements. Under either the FHA or the prior  retiree health benefit arrangements, there is a maximum cost to the  company for retiree health benefits.

Since January 1, 2004, new hires, as of that date or later, are not  eligible for company subsidized nonpension postretirement benefits.

Non-U.S. Plans

Most subsidiaries and branches outside the United States sponsor  defined benefit and/or defined contribution plans that cover  substantially all regular employees. The company deposits funds  under various fiduciary-type arrangements, purchases annuities  under group contracts or provides reserves for these plans. Benefits  under the defined benefit plans are typically based either on years  of service and the employee’s compensation (generally during a  fixed number of years immediately before retirement) or on annual  credits. The range of assumptions that are used for the non-U.S.  defined benefit plans reflect the different economic environments  within the various countries.

In addition, certain of the company’s non-U.S. subsidiaries sponsor  nonpension postretirement benefit plans that provide medical and  dental benefits to eligible non-U.S. retirees and eligible dependents,  as well as life insurance for certain eligible non-U.S. retirees. However,  most non-U.S. retirees are covered by local government-sponsored  and -administered programs.

Plan Financial Information

Summary of Financial Information

The following table presents a summary of the total retirement-related benefits net periodic (income)/cost recorded in the Consolidated Statement of Earnings.

($ in millions)

	U.S. Plans			Non-U.S. Plans			Total
For the year ended December 31:	2011	2010	2009	2011	2010	2009	2011	2010	2009
Defined benefit pension plans	$(774)	$(949)	$(919)	$734	$541	$521	$(40)	$(408)	$(398)
Retention Plan	15	14	13	—	—	—	15	14	13
Total defined benefit pension plans (income)/cost	$(759)	$(935)	$(906)	$734	$541	$521	$(25)	$(394)	$(384)
IBM 401(k) Plus Plan and Non-U.S. plans	$875	$882	$946	$608	$527	$478	$1,483	$1,409	$1,424
Excess 401(k)	30	20	26	—	—	—	30	20	26
Total defined contribution plans cost	$905	$902	$972	$608	$527	$478	$1,513	$1,430	$1,450
Nonpension postretirement benefit plans cost	$269	$281	$292	$76	$66	$58	$345	$347	$350
Total retirement-related benefits net periodic cost	$415	$248	$358	$1,418	$1,134	$1,057	$1,832	$1,382	$1,415

The following table presents a summary of the total projected benefit obligation (PBO) for defined benefit pension plans, accumulated postretirement benefit obligation (APBO) for nonpension postretirement benefit plans (benefit obligations), fair value of plan assets and the associated funded status recorded in the Consolidated Statement of Financial Position.

($ in millions)

	Benefit Obligations		Fair Value of Plan Assets		Funded Status*
At December 31:	2011	2010	2011	2010	2011	2010
U.S. Plans
Overfunded plans
Qualified PPP	$—	$49,663	$—	$50,259	$—	$596
Underfunded plans
Qualified PPP	52,318	—	51,218	—	(1,100)	—
Excess PPP	1,462	1,360	—	—	(1,462)	(1,360)
Retention Plan	305	271	—	—	(305)	(271)
Nonpension postretirement benefit plan	5,273	5,123	38	35	(5,235)	(5,088)
Total underfunded U.S. plans	$59,358	$6,753	$51,256	$35	$(8,102)	$(6,718)
Non-U.S. Plans
Overfunded plans
Qualified defined benefit pension plans	$13,169	$22,625	$16,011	$25,096	$2,843	$2,471
Nonpension postretirement benefit plans	7	8	7	9	0	1
Total overfunded non-U.S. plans	$13,175	$22,633	$16,018	$25,105	$2,843	$2,472
Underfunded plans
Qualified defined benefit pension plans	$24,659	$14,507	$19,351	$10,626	$(5,308)	$(3,881)
Nonqualified defined benefit pension plans	5,033	5,452	—	—	(5,033)	(5,452)
Nonpension postretirement benefit plans	894	864	105	111	(789)	(753)
Total underfunded non-U.S. plans	$30,587	$20,823	$19,456	$10,737	$(11,131)	$(10,086)
Total overfunded plans	$13,175	$72,296	$16,018	$75,364	$2,843	$3,068
Total underfunded plans	$89,944	$27,576	$70,712	$10,772	$(19,232)	$(16,804)

*          Funded status is recognized in the Consolidated Statement of Financial Position as follows: Asset amounts as prepaid pension assets; (Liability) amounts as compensation and benefits (current liability) and retirement and nonpension postretirement benefit obligations (noncurrent liability).

At December 31, 2011, the company’s qualified defined benefit pension plans worldwide were 96 percent funded compared to the benefit obligations, with the U.S. qualified PPP 98 percent funded. Overall, including nonqualifed plans, the company’s defined benefit pension plans were 89 percent funded.

Defined Benefit Pension and Nonpension Postretirement Benefit Plan Financial Information

The following tables through page 126 represent financial information  for the company’s retirement-related benefit plans, excluding defined  contribution plans. The defined benefit pension plans under U.S.  Plans consists of the Qualified PPP, the Excess PPP and the Retention  Plan. The defined benefit pension plans and the nonpension  postretirement benefit plans under Non-U.S. Plans consists of all  plans sponsored by the company’s subsidiaries. The nonpension  postretirement benefit plan under U.S. Plan consists of only the U.S.  Nonpension Postretirement Benefit Plan.

The tables below present the components of net periodic (income)/cost of the company’s retirement-related benefit plans recognized in Consolidated Statement of Earnings, excluding defined contribution plans.

($ in millions)

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
For the year ended December 31:	2011	2010	2009	2011	2010	2009
Service cost	$—	$—	$—	$505	$508	$585
Interest cost	2,456	2,601	2,682	1,843	1,841	1,898
Expected return on plan assets	(4,043)	(4,017)	(4,009)	(2,521)	(2,461)	(2,534)
Amortization of transition assets	—	—	—	(0)	(0)	(0)
Amortization of prior service costs/(credits)	10	10	10	(162)	(174)	(126)
Recognized actuarial losses	818	471	411	957	712	624
Curtailments and settlements	—	1	—	1	27	(126)
Multi-employer plans/other costs	—	—	—	111	89	200
Total net periodic (income)/cost	$(759)	$(935)	$(906)	$734	$541	$521

($ in millions)

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
For the year ended December 31:	2011	2010	2009	2011	2010	2009
Service cost	$33	$33	$41	$11	$9	$10
Interest cost	236	262	289	67	59	51
Expected return on plan assets	—	—	—	(10)	(9)	(8)
Amortization of transition assets	—	—	—	0	0	0
Amortization of prior service costs/(credits)	—	(14)	(39)	(4)	(5)	(6)
Recognized actuarial losses	—	—	—	13	12	11
Total net periodic cost	$269	$281	$292	$76	$66	$58

The following table presents the changes in benefit obligations and plan assets of the company’s retirement-related benefit plans, excluding defined contribution plans.

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2011	2010	2011	2010 *	2011	2010	2011	2010
Change in benefit obligation
Benefit obligation at January 1	$51,293	$48,354	$42,584	$41,308	$5,123	$5,100	$872	$767
Service cost	—	—	505	508	33	33	11	9
Interest cost	2,456	2,601	1,843	1,841	236	262	67	59
Plan participants’ contributions	—	—	53	57	228	235	—	—
Acquisitions/divestitures, net	(0)	—	(48)	(75)	(0)	—	(1)	1
Actuarial losses/(gains)	3,551	3,573	812	1,656	244	123	47	32
Benefits paid from trust	(3,121)	(3,145)	(1,995)	(1,957)	(623)	(641)	(7)	(7)
Direct benefit payments	(95)	(92)	(462)	(457)	(32)	(5)	(27)	(25)
Foreign exchange impact	—	—	(423)	(225)	—	—	(60)	37
Medicare/Government subsidies	—	—	—	—	65	16	—	—
Amendments/curtailments/settlements/other	—	1	(8)	(73)	—	—	—	0
Benefit obligation at December 31	$54,085	$51,293	$42,861	$42,584	$5,273	$5,123	$901	$872
Change in plan assets
Fair value of plan assets at January 1	$50,259	$47,269	$35,722	$34,305	$35	$33	$120	$104
Actual return on plan assets	4,080	6,135	1,052	2,983	0	0	13	17
Employer contributions	—	—	728	801	397	408	0	0
Acquisitions/divestitures, net	—	—	(27)	(10)	—	(0)	(0)	(0)
Plan participants’ contributions	—	—	53	57	228	235	—	—
Benefits paid from trust	(3,121)	(3,145)	(1,995)	(1,957)	(623)	(641)	(7)	(7)
Foreign exchange impact	—	—	(537)	(396)	—	—	(15)	6
Amendments/curtailments/settlements/other	—	—	367 **	(61)	—	—	—	—
Fair value of plan assets at December 31	$51,218	$50,259	$35,362	$35,722	$38	$35	$112	$120
Funded status at December 31	$(2,866)	$(1,034)	$(7,499)	$(6,861)	$(5,235)	$(5,088)	$(789)	$(752)
Accumulated benefit obligation+	$54,085	$51,293	$42,063	$41,630	N/A	N/A	N/A	N/A

*                 Excludes a defined benefit pension plan in Brazil due to restrictions on the use of plan assets imposed by governmental regulations.

**          Includes the reinstatement of certain plan assets in Brazil due to a 2011 government ruling allowing certain previously restricted plan assets to be returned to IBM. Beginning June 2011, the assets will be returned to IBM monthly over a three year period, with approximately $200 million expected to be returned during 2012. The remaining surplus in Brazil at December 31, 2011 remains excluded from total plan assets due to continued restrictions imposed by the government on the use of those plan assets.

+ Represents the benefit obligation assuming no future participant compensation increases.

N/A—Not applicable

The following table presents the net funded status recognized in the Consolidated Statement of Financial Position.

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2011	2010	2011	2010	2011	2010	2011	2010
Prepaid pension assets	$0	$596	$2,843	$2,471	$0	$0	$0	$1
Current liabilities—compensation and benefits	(96)	(94)	(304)	(289)	(437)	(421)	(22)	(22)
Noncurrent liabilities—retirement and nonpension postretirement benefit obligations	(2,770)	(1,536)	(10,038)	(9,044)	(4,798)	(4,667)	(768)	(731)
Funded status—net	$(2,866)	$(1,034)	$(7,499)	$(6,861)	$(5,235)	$(5,088)	$(789)	$(752)

The table on page 126 presents the pre-tax net loss and prior service costs/(credits) and transition (assets)/liabilities recognized in other comprehensive income/(loss) and the changes in the pre-tax net loss, prior service costs/(credits) and transition (assets)/liabilities recognized in accumulated other comprehensive income/(loss) for the retirement-related benefit plans.

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2011	2010	2011	2010	2011	2010	2011	2010
Net loss at January 1	$15,865	$14,880	$17,580	$17,172	$492	$397	$180	$167
Current period loss/(gain)	3,514	1,456	1,696	1,130	241	96	45	24
Curtailments and settlements	—	—	(11)	(10)	—	—	—	—
Amortization of net loss included in net periodic (income)/cost	(818)	(471)	(957)	(712)	—	—	(13)	(12)
Net loss at December 31	$18,561	$15,865	$18,309	$17,580	$734	$492	$211	$180
Prior service costs/(credits) at January 1	$149	$159	$(958)	$(1,104)	$—	$(14)	$(14)	$(19)
Current period prior service costs/(credits)	—	—	28	(28)	—	—	(0)	(0)
Curtailments and settlements	—	—	—	—	—	—	—	—
Amortization of prior service (costs)/credits included in net periodic (income)/cost	(10)	(10)	162	174	—	14	4	5
Prior service costs/(credits) at December 31	$139	$149	$(768)	$(958)	$—	$—	$(10)	$(14)
Transition (assets)/liabilities at January 1	$—	$—	$(0)	$(1)	$—	$—	$1	$1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	—	—	0	0	—	—	(0)	(0)
Transition (assets)/liabilities at December 31	$—	$—	$(0)	$(0)	$—	$—	$0	$1
Total loss recognized in accumulated other comprehensive income/(loss)*	$18,701	$16,014	$17,541	$16,621	$734	$492	$202	$167

*                 See note L, “Equity Activity,” on pages 110 to 112 for the total change in the accumulated other comprehensive income/(loss) and the Consolidated Statement of Comprehensive Income for the components of net periodic (income)/cost, including the related tax effects, recognized in other comprehensive income/(loss) for the retirement-related benefit plans.

The following table presents the pre-tax estimated net loss, estimated prior service costs/(credits) and estimated transition (assets)/ liabilities of the retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost in 2012.

($ in millions)

	Defined Benefit		Nonpension Postretirement
	Pension Plans		Benefit Plans
	U.S. Plans	Non-U.S. Plans	U.S. Plan	Non-U.S. Plans
Net loss	$1,343	$1,047	$24	$16
Prior service costs/(credits)	9	(157)	—	(4)
Transition (assets)/liabilities	—	(0)	—	0

During the years ended December 31, 2011, 2010 and 2009, the company paid $16 million, $22 million and $140 million, respectively, for mandatory pension insolvency insurance coverage premiums in certain non-U.S. countries (Germany, Canada, Luxembourg and the U.K.). Premiums were significantly higher in 2009 due to the increased level of insolvencies experienced by other companies as a result of the economic crisis in that period.

No significant amendments of retirement-related benefit plans occurred during the years ended December 31, 2011 and 2010 that had a material effect in the Consolidated Statement of Earnings.

In 2009, the company approved changes to the United Kingdom Pension Plan which included ending benefit accruals under this plan effective April 2011. As a result of this action, the company recorded a curtailment gain of $124 million which was included in 2009 net periodic (income)/cost and reduced the PBO by $85 million.

Assumptions Used to Determine Plan Financial Information

Underlying both the measurement of benefit obligations and net periodic (income)/cost are actuarial valuations. These valuations use participant-specific information such as salary, age and years of service, as well as certain assumptions, the most significant of which include estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates. The company evaluates these assumptions, at a minimum, annually, and makes changes as necessary.

The table below presents the assumptions used to measure the net periodic (income)/cost and the year-end benefit obligations for retirement-related benefit plans.

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate	5.00%	5.60%	5.75%	4.33%	4.84%	4.89%
Expected long-term returns on plan assets	8.00%	8.00%	8.00%	6.41%	6.56%	6.73%
Rate of compensation increase*	N/A	N/A	N/A	2.37%	2.92%	3.09%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	4.20%	5.00%	5.60%	4.28%	4.33%	4.84%
Rate of compensation increase*	N/A	N/A	N/A	2.43%	2.37%	2.92%

* Rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants.

N/A—Not applicable

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions used to measure net periodic cost for the year ended December 31:
Discount rate	4.80%	5.40%	5.75%	7.75%	7.92%	7.36%
Expected long-term returns
on plan assets	N/A	N/A	N/A	9.07%	9.16%	9.19%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	3.90%	4.80%	5.40%	7.37%	7.75%	7.92%

N/A—Not applicable

Discount Rate

The discount rate assumptions used for retirement-related benefit plans accounting reflect the yields available on high-quality, fixed income debt instruments at the measurement date. For the U.S. and certain non-U.S. countries, a portfolio of high-quality corporate bonds is used to construct a yield curve. The cash flows from the company’s expected benefit obligation payments are then matched to the yield curve to derive the discount rates. In other non-U.S. countries, where the markets for high-quality long-term bonds are not generally as well developed, a portfolio of long-term government bonds is used as a base, to which a credit spread is added to simulate corporate bond yields at these maturities in the jurisdiction of each plan, as the benchmark for developing the respective discount rates.

For the U.S. defined benefit pension plans, the changes in the discount rate assumptions impacted the net periodic (income)/cost and the PBO. The changes in the discount rate assumptions resulted in a decrease in 2011 net periodic income of $171 million, a decrease in 2010 net periodic income of $40 million and a decrease in 2009 net periodic income of $70 million. The changes in the discount rate assumptions resulted in an increase in the PBO of $4,216 million and $2,943 million at December 31, 2011 and 2010, respectively.

For the nonpension postretirement benefit plans, the changes in the discount rate assumptions had no material impact on net periodic cost for the years ended December 31, 2011, 2010 and 2009 and resulted in an increase in the APBO of $359 million and $240 million at December 31, 2011 and 2010, respectively.

Expected Long-Term Returns on Plan Assets

Expected returns on plan assets, a component of net periodic (income)/cost, represent the expected long-term returns on plan assets based on the calculated market-related value of plan assets. Expected long-term returns on plan assets take into account long-term expectations for future returns and the investment policies and strategies as described on page 129. These rates of return are developed by the company, calculated using an arithmetic average and are tested for reasonableness against historical returns. The use of expected long-term returns on plan assets may result in recognized pension income that is greater or less than the actual returns of those plan assets in any given year. Over time, however, the expected long-term returns are designed to approximate the actual long-term returns, and therefore result in a pattern of income and cost recognition that more closely matches the pattern of the services provided by the employees. Differences between actual and expected returns are recognized as a component of net loss or gain in accumulated other comprehensive income/(loss), which is amortized as a component of net periodic (income)/cost over the service lives or life expectancy of the plan participants, depending on the plan, provided such amounts exceed certain thresholds provided by accounting standards. The market-related value of plan assets recognizes changes in the fair value of plan assets systematically over a five-year period in the expected return on plan assets line in net periodic (income)/cost.

For the U.S. defined benefit pension plan, the Qualified PPP, the expected long-term rate of return on plan assets of 8.00 percent remained constant for the years ended December 31, 2011, 2010 and 2009 and, consequently, had no incremental impact on net periodic (income)/cost.

For the nonpension postretirement benefit plans, the company maintains a nominal, highly liquid trust fund balance to ensure timely payments are made. As a result, for the years ended December 31, 2011, 2010 and 2009, the expected long-term return on plan assets and the actual return on those assets were not material.

Rate of Compensation Increases and Mortality Rate

The rate of compensation increases is determined by the company, based upon its long-term plans for such increases. The rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants. Mortality rate assumptions are based on life expectancy and death rates for different types of participants. Mortality rates are periodically updated based on actual experience.

Interest Crediting Rate

Benefits for certain participants in the PPP are calculated using a cash balance formula. An assumption underlying this formula is an interest crediting rate, which impacts both net periodic (income)/cost and the PBO. This assumption provides a basis for projecting the expected interest rate that participants will earn on the benefits that they are expected to receive in the following year and is based on the average from August to October of the one-year U.S. Treasury Constant Maturity yield plus one percent.

For the PPP, the change in the interest crediting rate to 1.3 percent for the year ended December 31, 2011, from 1.4 percent for the year ended December 31, 2010, resulted in an increase in 2011 net periodic income of $4 million. The change in the interest crediting rate to 1.4 percent for the year ended December 31, 2010, from 2.8 percent for the year ended December 31, 2009, resulted in an increase in 2010 net periodic income of $62 million. The change in the interest crediting rate to 2.8 percent for the year ended December 31, 2009, from 5.2 percent for the year ended December 31, 2008, resulted in an increase in 2009 net periodic income of $151 million.

Healthcare Cost Trend Rate

For nonpension postretirement benefit plan accounting, the company reviews external data and its own historical trends for healthcare costs to determine the healthcare cost trend rates. However, the healthcare cost trend rate has an insignificant effect on plan costs and obligations as a result of the terms of the plan which limit the company’s obligation to the participants. The company assumes that the healthcare cost trend rate for 2012 will be 7.5 percent. In addition, the company assumes that the same trend rate will decrease to 5 percent over the next five years. A one percentage point increase or decrease in the assumed healthcare cost trend rate would not have had a material effect on 2011, 2010 and 2009 net periodic cost or the benefit obligations as of December 31, 2011 and 2010.

Healthcare Legislation

The expected effects of the U.S. healthcare reform legislation enacted in March 2010 were incorporated into the remeasurements of the U.S. nonpension postretirement benefit plan at December 31, 2011 and 2010. The impact was insignificant as a result of the terms of the plan which limit the company’s obligation to the participants.

Plan Assets

Retirement-related benefit plan assets are recognized and measured at fair value as described in note A, “Significant Accounting Policies,” on page 84. Because of the inherent uncertainty of valuations, these fair value measurements may not necessarily reflect the amounts the company could realize in current market transactions.

Investment Policies and Strategies

The investment objectives of the Qualified PPP portfolio are designed to generate returns that will enable the plan to meet its future obligations. The precise amount for which these obligations will be settled depends on future events, including the retirement dates and life expectancy of the plans’ participants. The obligations are estimated using actuarial assumptions, based on the current economic environment and other pertinent factors described on pages 126 to 128. The Qualified PPP portfolio’s investment strategy balances the requirement to generate returns, using potentially higher yielding assets such as equity securities, with the need to control risk in the portfolio with less volatile assets, such as fixed-income securities. Risks include, among others, inflation, volatility in equity values and changes in interest rates that could cause the plan to become underfunded, thereby increasing its dependence on contributions from the company. To mitigate any potential concentration risk, careful consideration is given to balancing the portfolio among industry sectors, companies and geographies, taking into account interest rate sensitivity, dependence on economic growth, currency and other factors that affect investment returns. As a result, the Qualified PPP portfolio’s target allocation is 43 percent equity securities, 46 percent fixed income securities, 6 percent real estate and 5 percent other investments, which is consistent with the allocation decisions made by the company’s management and is similar to the prior year target allocation. The table on page 130 details the actual equity, fixed income, real estate and other types of investments in the Qualified PPP portfolio.

The assets are managed by professional investment firms and investment professionals who are employees of the company. They are bound by investment mandates determined by the company’s management and are measured against specific benchmarks. Among these managers, consideration is given, but not limited to, balancing security concentration, issuer concentration, investment style and reliance on particular active and passive investment strategies.

Market liquidity risks are tightly controlled, with only a modest percentage of the Qualified PPP portfolio invested in private market assets consisting of private equities and private real estate investments, which are less liquid than publicly traded securities. As of December 31, 2011, the Qualified PPP portfolio had $2,663 million in commitments for future investments in private markets to be made over a number of years. These commitments are expected to be funded from plan assets.

Derivatives are used on a limited basis as an effective means to achieve investment objectives and/or as a component of the plan’s risk management strategy. The primary reasons for the use of derivatives are fixed income management, including duration, interest rate management and credit exposure, cash equitization and to manage currency and commodity strategies.

Outside the U.S., the investment objectives are similar to those described above, subject to local regulations. The weighted average target allocation for the non-U.S. plans is 37 percent equity securities, 51 percent fixed income securities, 3 percent real estate and 9 percent other investments, which is consistent with the allocation decisions made by the company’s management. The table on page 130 details the actual equity, fixed income, real estate and other types of investments for non-U.S. plans. In some countries, a higher percentage allocation to fixed income securities is required. In others, the responsibility for managing the investments typically lies with a board that may include up to 50 percent of members elected by employees and retirees. This can result in slight differences compared with the strategies previously described. Generally, these non-U.S. plans do not invest in illiquid assets and their use of derivatives is usually limited to currency hedging, adjusting portfolio durations and reducing specific market risks. The target allocation for equity securities decreased from 47 percent to 37 percent in the current year, offset by an increase in the target allocation for fixed income securities and other investments.

The company’s defined benefit pension plans include investments in certain European government securities. At December 31, 2011, the U.S. plan held approximately $1 billion and the non-U.S. plans held approximately $11 billion in European sovereign debt investments, respectively. Investments in government debt securities in Italy, Spain and Ireland were de minimis in the U.S. plan and represented less than 1 percent of total non-U.S. plan assets. The plans hold no direct investments in government debt securities of Greece and Portugal.

The company’s nonpension postretirement benefit plans are underfunded or unfunded. For some plans, the company maintains a nominal, highly liquid trust fund balance to ensure timely benefit payments.

Defined Benefit Pension Plan assets

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2011. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$13,618	$11	$—	$13,629	$6,426	$—	$—	$6,427
Equity commingled/mutual funds(b)(c)	32	1,877	—	1,909	240	7,751	—	7,991
Fixed income
Government and related(d)	—	15,105	29	15,134	—	8,479	96	8,575
Corporate bonds (e)	—	7,387	12	7,398	—	1,409	39	1,447
Mortgage and asset-backed securities	—	838	45	883	—	36	—	36
Fixed income commingled/mutual funds(b)(f)	262	715	246	1,223	72	7,136	—	7,209
Insurance contracts	—	—	—	—	—	988	—	988
Cash and short-term investments(g)	286	2,390	—	2,675	145	361	—	506
Hedge funds	—	1,140	713	1,853	—	417	—	417
Private equity(h)	0	—	4,098	4,098	—	—	262	262
Private real estate(h)	—	—	2,790	2,790	—	—	580	580
Derivatives(i)	10	(15)	—	(6)	(2)	866	—	864
Other commingled/mutual funds(b)(j)	—	—	—	—	9	114	—	123
Subtotal	14,207	29,446	7,932	51,586	6,890	27,557	977	35,425
Other(k)	—	—	—	(368)	—	—	—	(62)
Fair value of plan assets	$14,207	$29,446	$7,932	$51,218	$6,890	$27,557	$977	$35,362

(a)  Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $132 million, representing 0.3 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $35 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)  Commingled funds represent pooled institutional investments.

(c)  Invests in predominantly equity securities.

(d)  Includes debt issued by national, state and local governments and agencies.

(e)  The U.S. Plan includes IBM corporate bonds of $13 million, representing 0.03 percent of the U.S. Plan assets.

(f)  Invests in predominantly fixed income securities.

(g)  Includes cash and cash equivalents and short-term marketable securities.

(h)  Includes limited partnerships and venture capital partnerships.

(i)   Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(j)   Invests in both equity and fixed income securities.

(k)  Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The U.S. nonpension postretirement benefit plan assets of $38 million were invested in cash, categorized as Level 1 in the fair value hierarchy. The non-U.S. nonpension postretirement benefit plan assets of $112 million, primarily in Brazil, and, to a lesser extent, in Mexico and South Africa, were invested primarily in government and related fixed income securities and corporate bonds, categorized as Level 2 in the fair value hierarchy.

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2010. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$16,407	$54	$—	$16,460	$7,903	$—	$—	$7,903
Equity commingled/mutual funds(b)(c)	27	1,829	—	1,856	276	9,252	—	9,527
Fixed income
Government and related(d)	—	12,743	—	12,743	—	7,574	—	7,574
Corporate bonds	—	6,721	—	6,721	—	1,252	11	1,263
Mortgage and asset-backed securities	—	1,147	56	1,202	—	45	—	45
Fixed income commingled/mutual funds (b)(e)	252	662	221	1,136	75	6,993	—	7,068
Insurance contracts	—	—	—	—	—	1,095	—	1,095
Cash and short-term investments(f)	244	2,000	—	2,244	147	254	—	401
Hedge funds	—	953	624	1,577	—	—	—	—
Private equity(g)	—	—	4,251	4,251	—	—	176	176
Private real estate(g)	—	—	2,634	2,634	—	—	533	533
Derivatives(h)	31	9	—	40	11	131	—	142
Other commingled/mutual funds(b)(i)	—	—	—	—	—	28	—	28
Subtotal	16,960	26,117	7,786	50,863	8,411	26,623	720	35,755
Other(j)	—	—	—	(603)	—	—	—	(33)
Fair value of plan assets	$16,960	$26,117	$7,786	$50,259	$8,411	$26,623	$720	$35,722

(a)  Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $122 million, representing 0.2 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $32 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)  Commingled funds represent pooled institutional investments.

(c)  Invests in predominantly equity securities.

(d)  Includes debt issued by national, state and local governments and agencies.

(e)  Invests in predominantly fixed income securities.

(f)  Includes cash and cash equivalents and short-term marketable securities.

(g)  Includes limited partnerships and venture capital partnerships.

(h)  Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(i)   Invests in both equity and fixed income securities.

(j)   Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The U.S. nonpension postretirement benefit plan assets of $35 million were invested in cash, categorized as Level 1 in the fair value hierarchy. The non-U.S. nonpension postretirement benefit plan assets of $120 million, primarily in Brazil, and, to a lesser extent, in Mexico and South Africa, were invested primarily in government and related fixed income securities, categorized as Level 2 in the fair value hierarchy.

The following tables present the reconciliation of the beginning and ending balances of Level 3 assets for the years ended December 31, 2011 and 2010 for the U.S. Plan.

($ in millions)

			Mortgage
			and Asset-	Fixed Income
	Government	Corporate	Backed	Commingled/	Hedge	Private	Private
	and Related	Bonds	Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$—	$56	$221	$624	$4,251	$2,634	$7,786
Return on assets held at end of year	(0)	0	(1)	25	(35)	348	131	468
Return on assets sold during the year	0	(0)	(0)	—	5	(30)	39	14
Purchases, sales and settlements, net	12	5	(16)	—	(7)	(471)	(14)	(492)
Transfers, net	17	7	6	—	127 *	—	—	157
Balance at December 31, 2011	$29	$12	$45	$246	$713	$4,098	$2,790	$7,932

* Due to an increase in the redemption term during 2011, the asset was transferred from Level 2 to Level 3.

($ in millions)

			Mortgage
	Equity		and Asset-	Fixed Income
	Commingled/		Backed	Commingled/	Hedge	Private	Private
	Mutual Funds		Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2010	$26		$37	$192	$587	$3,877	$2,247	$6,964
Return on assets held at end of year	24		3	30	45	829	123	1,054
Return on assets sold during the year	(0)		0	—	3	(153)	16	(133)
Purchases, sales and settlements, net	139		11	—	(11)	(302)	248	85
Transfers, net	(188	)*	4	—	—	—	—	(184)
Balance at December 31, 2010	$—		$56	$221	$624	$4,251	$2,634	$7,786

*            During the year ended December 31, 2010, the fund hired an independent administrator responsible for valuing the fund. As a result of this action the asset was transferred from Level 3 to Level 2.

The following tables present the reconciliation of the beginning and ending balances of Level 3 assets for the years ended December 31, 2011 and 2010 for the non-U.S. Plans.

($ in millions)

	Government	Corporate	Private	Private
	and Related	Bonds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$11	$176	$533	$720
Return on assets held at end of year	3	2	30	11	46
Return on assets sold during the year	(0)	(0)	(2)	(3)	(5)
Purchases, sales and settlements, net	100	28	65	44	237
Transfers, net	—	—	(0)	0	0
Foreign exchange impact	(7)	(2)	(7)	(6)	(22)
Balance at December 31, 2011	$96	$39	$262	$580	$977

($ in millions)

	Corporate	Private	Private
	Bonds	Equity	Real Estate	Total
Balance at January 1, 2010	$—	$93	$492	$585
Return on assets held at end of year	(0)	14	41	55
Return on assets sold during the year	—	3	(3)	0
Purchases, sales and settlements, net	4	69	9	82
Transfers, net	7	(0)	—	7
Foreign exchange impact	0	(3)	(6)	(8)
Balance at December 31, 2010	$11	$176	$533	$720

Valuation Techniques

The following is a description of the valuation techniques used to measure plan assets at fair value. There were no changes in valuation techniques during 2011 and 2010.

Equity securities are valued at the closing price reported on the stock exchange on which the individual securities are traded. IBM common stock is valued at the closing price reported on the New York Stock Exchange. Equity commingled/mutual funds are typically valued using the net asset value (NAV) provided by the administrator of the fund and reviewed by the company. The NAV is based on the value of the underlying assets owned by the fund, minus liabilities and divided by the number of shares or units outstanding. These assets are classified as Level 1, Level 2 or Level 3 depending on availability of quoted market prices.

The fair value of fixed income securities is typically estimated using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are generally classified as Level 2. If available, they are valued using the closing price reported on the major market on which the individual securities are traded.

Cash includes money market accounts that are valued at their cost plus interest on a daily basis, which approximates fair value. Short-term investments represent securities with original maturities of one year or less. These assets are classified as Level 1 or Level 2.

Private equity and private real estate partnership valuations require significant judgment due to the absence of quoted market prices, the inherent lack of liquidity and the long-term nature of such assets. These assets are initially valued at cost and are reviewed periodically utilizing available and relevant market data to determine if the carrying value of these assets should be adjusted. These investments are classified as Level 3. The valuation methodology is applied consistently from period to period.

Exchange traded derivatives are valued at the closing price reported on the exchange on which the individual securities are traded, while forward contracts are valued using a mid-close price. Over-the-counter derivatives are typically valued using pricing models. The models require a variety of inputs, including, for example, yield curves, credit curves, measures of volatility and foreign exchange rates. These assets are classified as Level 1 or Level 2 depending on availability of quoted market prices.

Expected Contributions

Defined Benefit Pension Plans

It is the company’s general practice to fund amounts for pensions sufficient to meet the minimum requirements set forth in applicable employee benefits laws and local tax laws. From time to time, the company contributes additional amounts as it deems appropriate.

The company contributed $728 million and $801 million in cash to non-U.S. defined benefit pension plans and $70 million and $64 million in cash to non-U.S. multi-employer plans during the years ended December 31, 2011 and 2010, respectively. The cash contributions to multi-employer plans represent the annual cost included in net periodic (income)/cost recognized in the Consolidated Statement of Earnings. The company has no liability for participants in multi-employer plans other than its own employees. As a result, the company’s participation in multi-employer plans has no material impact on the company’s financial statements.

In 2012, the company is not legally required to make any contributions to the U.S. defined benefit pension plans. However, depending on market conditions, or other factors, the company may elect to make discretionary contributions to the Qualified PPP during the year.

The Pension Protection Act of 2006 (the Act), enacted into law in 2006, is a comprehensive reform package that, among other provisions, increases pension funding requirements for certain U.S. defined benefit plans, provides guidelines for measuring pension plan assets and pension obligations for funding purposes and raises tax deduction limits for contributions to retirement-related benefit plans. The additional funding requirements by the Act apply to plan years beginning after December 31, 2007. The Act was updated by the Worker, Retiree and Employer Recovery Act of 2008, which revised the funding requirements in the Act by clarifying that pension plans may smooth the value of pension plans over 24 months. At December 31, 2011, no mandatory contribution is required for 2012.

In 2012, the company estimates contributions to its non-U.S. defined benefit and multi-employer plans to be approximately $800 million, which will be mainly contributed to defined benefit pension plans in Japan, Switzerland and the U.K. This amount represents the legally mandated minimum contributions. Financial market performance in 2012 could increase the legally mandated minimum contribution in certain countries which require monthly or daily remeasurement of the funded status. The company could also elect to contribute more than the legally mandated amount based on market conditions or other factors.

Nonpension Postretirement Benefit Plans

The company contributed $362 million and $363 million to the nonpension postretirement benefit plans during the years ended December 31, 2011 and 2010. These contribution amounts exclude the Medicare-related subsidy discussed on page 134.

Expected Benefit Payments

Defined Benefit Pension Plan Expected Payments

The following table presents the total expected benefit payments to defined benefit pension plan participants. These payments have been estimated based on the same assumptions used to measure the plans’ PBO at December 31, 2011 and include benefits attributable to estimated future compensation increases, where applicable.

($ in millions)

					Total
	Qualified	Nonqualified	Qualified	Nonqualified	Expected
	U.S. Plan	U.S. Plans	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Payments	Payments	Payments	Payments
2012	$3,273	$98	$2,015	$348	$5,735
2013	3,313	102	1,996	354	5,765
2014	3,353	105	2,000	358	5,816
2015	3,420	108	2,024	368	5,920
2016	3,401	110	2,068	377	5,957
2017–2021	17,261	579	10,767	2,110	30,718

The 2012 expected benefit payments to defined benefit pension plan participants not covered by the respective plan assets (underfunded plans) represent a component of compensation and benefits, within current liabilities, in the Consolidated Statement of Financial Position.

Nonpension Postretirement Benefit Plan Expected Payments

The following table reflects the total expected benefit payments to nonpension postretirement benefit plan participants, as well as the expected receipt of the company’s share of the Medicare subsidy described below. These payments have been estimated based on the same assumptions used to measure the plan’s APBO at December 31, 2011.

($ in millions)

		Less: IBM
		Share of				Total
		Expected	Net Expected	Qualified	Nonqualified	Expected
	U.S. Plan	Medicare	U.S. Plan	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Subsidy	Payments	Payments	Payments	Payments
2012	$492	$(26)	$466	$7	$32	$505
2013	509	(26)	483	8	36	527
2014	448	(25)	423	9	39	471
2015	432	(23)	409	10	42	461
2016	425	—	425	10	45	480
2017–2021	2,003	—	2,003	63	282	2,348

The 2012 expected benefit payments to nonpension postretirement benefit plan participants not covered by the respective plan assets represent a component of compensation and benefits, within current liabilities, in the Consolidated Statement of Financial Position.

Medicare Prescription Drug Act

In connection with the Medicare Prescription Drug Improvement and Modernization Act of 2003, the company is expected to continue to receive a federal subsidy of approximately $196 million to subsidize the prescription drug coverage provided by the U.S. nonpension postretirement benefit plan, which is expected to extend until 2015. Approximately $100 million of the subsidy will be used by the company to reduce its obligation and cost related to the U.S. nonpension postretirement benefit plan. The company will contribute the remaining subsidy of $96 million to the plan in order to reduce contributions required by the participants. The company received total subsidies of $36 million and $45 million for prescription drug-related coverage during the years ended December 31, 2011 and 2010, respectively, which were utilized to reduce the company contributions to the U.S. nonpension postretirement benefit plan.

The company has included the impact of its portion of the subsidy in the determination of net periodic cost and APBO for the U.S. nonpension postretirement benefit plan at and for the years ended December 31, 2011, 2010 and 2009. The impact of the subsidy resulted in a reduction in APBO of $93 million and $107 million at December 31, 2011 and 2010, respectively. The impact of the subsidy resulted in a reduction in 2011, 2010 and 2009 net periodic cost of $37 million, $19 million and $28 million, respectively.

Other Plan Information

The following table presents information for defined benefit pension plans with accumulated benefit obligations (ABO) in excess of plan assets. For a more detailed presentation of the funded status of the company’s defined benefit pension plans, see the table on page 125.

($ in millions)

	2011		2010
	Benefit	Plan	Benefit	Plan
At December 31:	Obligation	Assets	Obligation	Assets
Plans with PBO in excess of plan assets	$83,777	$70,570	$21,589	$10,627
Plans with ABO in excess of plan assets	83,184	70,512	21,166	10,576
Plans with assets in excess of PBO	13,169	16,011	72,288	75,355